SECOND
                              AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE
                       (DVI CONTRACT NO. 003-9805633-705)

$1,596,189.00                                           Doylestown, Pennsylvania
                                                                  March 15, 2000

     FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the undersigned (individually and collectively, the "Borrower") hereby jointly and severally promise to pay to the order of DVI FINANCIAL SERVICES INC. ("Lender") the principal sum of ONE MILLION FIVE HUNDRED NINETY-SIX THOUSAND ONE HUNDRED EIGHTY-NINE DOLLARS ($1,596,189.00), together with interest thereon upon the following terms:

     1. Collateral. This Note is secured, inter alia, by the following: (a) Amended and Restated Security Agreement of even date, given by Schick Technologies, Inc., a New York corporation to Lender, (b) Security Agreement of even date, given by Schick Technologies, Inc., a Delaware Corporation to Lender, and (c) Collateral Assignment of Patents, Trademarks, Copyrights, Licenses and Trade Secrets dated July 30, 1999, between Schick Technologies, Inc., a Delaware corporation and Lender (the Security Agreements, the Collateral Assignment, this Note and all other documents, instruments and agreements collateral thereto, as the same may be modified, amended, supplemented and/or replaced from time to time, are collectively referred to herein as the "Loan Documents"). The term "Collateral" as used herein shall mean all real and personal property of Borrower, or either of them, pledged to Lender under the Loan Documents as security for Borrower's obligations hereunder.

     2. Interest Rate. Interest on the unpaid principal balance hereof will accrue from the date of advance until final payment thereof at the rate equal to two and one-half percent (2 1/2%) per annum over the Prime Rate (such interest rate to change immediately upon any change in the Prime Rate); provided, however, that if any payments due to Lender hereunder is past due for more than sixty (60) days, interest on the unpaid principal balance hereof shall thereafter accrue until final payment thereof at the rate equal to five and one-half percent (5 1/2%) per annum over the Prime Rate (such interest rate to change immediately upon any change in the Prime Rate). For purposes of this Note, "Prime Rate" shall mean the prime rate as published in The Wall Street Journal.

     3. Default Interest. Interest will accrue on the outstanding principal amount hereof following the occurrence of an Event of Default until final payment thereof at the rate of eighteen percent (18%) per annum (the "Default Rate").

     4. Late Charge. In the event that Borrower fails to pay any principal, interest or other fees or expenses payable hereunder for a period of at least five (5) days, in addition to paying such sums, Borrower will pay to Lender a one-time late charge (for each such past due payment) equal to the greater of
(a) five percent (5%), of such past due payment, or (b) the product of (i) fifteen (15) basis points, times (ii) the then outstanding principal balance hereof, as compensation for the expenses incident to such past due payment.

     5. Post Judgment Interest. Any judgment obtained for sums due hereunder or under the Loan Documents will accrue interest at the Default Rate until paid.

     6. Computation. Interest will be computed on the basis of a year of three hundred sixty (360) days comprised of twelve (12) 30-day months and paid for the actual number of days elapsed.

     7. Principal and Interest Payments. The principal of this Note, and the interest accrued thereon, are due and payable as follows:

          (a) Monthly Interest Payments. On the fifteenth (15th) day of each calendar month during the first nine (9) months of the term of this Note, Borrower will pay to the Lender accrued interest at the applicable rate, in arrears, commencing on April 15, 2000.

          (b) Monthly Principal and Interest Payments. Commencing on January 15, 2001, and continuing on the fifteenth (15th) day of each calendar month thereafter, Borrower will pay to Lender the principal of this Note and the interest accrued thereon as follows: (i) twenty-six (26) equal and consecutive monthly payments of Sixty-Seven Thousand One Hundred Ninety Dollars and Seventy-Eight Cents ($67,190.78), and (ii) one final payment due March 15, 2003, in an amount equal to the then remaining principal balance hereof, plus all accrued and unpaid interest due thereon and all costs, fees and expenses due hereunder or under any of the other Loan Documents.

          (c) Resolution of Disputed Returns. Any amounts received by Lender from a customer of Borrower on account of a disputed return of Borrower's equipment sold to such customer by Borrower and financed by Lender will be applied by Lender, after satisfaction of all Lender's costs of collection, attorneys fees, interest, taxes, insurance and any other cost or expense associated with such finance, against the principal payments due hereunder, in inverse order of maturity, provided, that the amount of final disputed return was included in the principal amount of this Note. Lender will provide Borrower with confirmation of all amounts so applied within any calendar month by not later than thirty (30) days following the end of such calendar month.

     8. Place of Payment. Principal and interest hereunder shall be payable to DVI at 500 Hyde Park, Doylestown, Pennsylvania 18901, or at such other place as Lender, from time to time, may designate in writing.

     9. Financial Reporting Requirements. On an on-going basis, Borrower will deliver to Lender such periodic annual financial statements (including balance sheet, income statements and statements of cash flow) as requested by Lender, including, without limitation, a forecast, in substantially the same form and content as the Fiscal 2000-2001 Forecast, Statement of Operations and Cash Flow (the "Basic Forecast") prepared by Greystone & Co., Inc. Notwithstanding the foregoing, the forecast for each following fiscal year of Borrower will be delivered to Lender not later than sixty (60) days prior to the beginning of each such fiscal year.

     10. Events of Default. The occurrence of any one or more of the following events shall constitute an Event or Events of Default hereunder:

          (a) The failure of Borrower to pay any amount of principal or interest on this Note, or any fee or other sums payable hereunder, or under any of the other Loan Documents or the date on which such payment is due, whether on demand, at the stated maturity or due date thereof, or by reason of any requirement for the prepayment thereof, by acceleration or otherwise and such failure continues unremedied for a period of fifteen (15) days from and including the date such payment is first due;

          (b) The failure of Borrower to duly perform or observe any obligation, covenant or agreement on its part contained herein or in any other Loan Document not otherwise specifically constituting an Event of Default under this Section 10 and such failure continues unremedied for a period of fifteen (15) days after notice from Lender to Borrower of the existence of such failure;

          (c) The failure of Borrower to perform or pay any other obligation to Lender or any affiliate of Lender under any other agreement or note or otherwise arising, whether or not related to this Agreement, after the expiration of any notice and/or grace periods permitted in such documents;

          (d) The adjudication of Borrower as a bankrupt or insolvent, or the entry of an order for relief against Borrower or the entry of an order appointing a receiver or trustee for Borrower or any of its property or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or any state or any other competent jurisdiction;

          (e) A proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law is filed by or (unless dismissed or stayed within 60 days) against Borrower, or Borrower makes an assignment for the benefit of creditors, or Borrower takes any action to authorize any of the foregoing;

          (f) All or any material part of the Collateral or the assets of Borrower are attached, seized, subjected to a writ or distress warrant, or levied upon, or come within the possession or control of any receiver, trustee, custodian or assignee for the benefit of creditors;

          (g) The entry of a final judgment for the payment of money in excess of Fifty Thousand Dollars ($50,000.00), individually or in the aggregate, against Borrower which, within fifteen (15) days after such entry, shall not have been discharged or execution thereof stayed pending appeal or shall not have been discharged within five (5) days after the expiration of any such stay;

          (h) Any representation or warranty of Borrower in any of the Loan Documents is discovered to be untrue in any material respect or any statement, certificate or data furnished by Borrower pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified;

          (i) Borrower voluntarily or involuntarily dissolves or is dissolved, liquidates or is liquidated;

          (j) A material and adverse change occurs in any Borrower's operations, management or financial condition or the value of the Collateral;

          (k) The validity or enforceability of this Note, or any of the Loan Documents, is contested by Borrower or David Schick or Borrower denies that Borrower has any or any further liability or obligation hereunder or thereunder;

          (l) The failure of Greystone Funding Corporation ("Greystone") to duly perform or observe any obligation, covenant or agreement on its part contained in that certain Lien Subordination and Intercreditor Agreement dated ________, 2000 by and between Greystone and Lender (the "Lien Agreement"); or

          (m) The occurrence of an Event of Default as defined in the Greystone Loan Documents (as defined in Lien Agreement).

     11. Default; Remedies. Upon the occurrence of an Event of Default, Lender, at its option and without further notice to Borrower, may declare immediately due and payable the entire unpaid balance of principal and all other sums due by Borrower hereunder and under the other Loan Documents, together with interest accrued thereon at the applicable rate specified above to the date of the Event of Default and thereafter at the Default Rate. Payment thereof may be enforced and recovered in whole or in part at any time and from time to time by one or more of the remedies provided to Lender in this Note or in the Loan Documents or as otherwise provided at law or in equity, all of which remedies are cumulative and concurrent.

     12. Waivers. Borrower and all endorsers hereby, jointly and severally, waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.

     13. Miscellaneous. If any provisions of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. This Note shall be binding upon Borrower and upon Borrower's successors and assigns and shall benefit Lender and its successors and assigns. The prompt and faithful performance of all of Borrower's obligations hereunder, including, without limitation, time of payment, is of the essence of this Note.

     14. Notices. All notices, requests and other communications made or given in connection with this Note shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual, division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases, with charges prepaid, addressed as follows, until some other address (or individual, division or department for attention) shall have been designated by notice given by one party to the other:

     To Borrower:

                  Schick Technologies, Inc.
                  31-00 47th Avenue
                  Long Island City, NY  11101
                  Attention:  President
                  Telecopier No.:  718-937-5962

     To Lender:

                  DVI Strategic Partner Group
                  707 Skokie Boulevard
                  Northbrook, IL  60062
                  Attention:  Chief Operating Officer
                  Telecopier No.:  847-564-2965

     With a copy to:

                  DVI, Inc.
                  500 Hyde Park
                  Doylestown, PA  18901
                  Attention: Legal Department
                  Telecopier No.:  215-345-7759

     or after August 1, 2000:

                  DVI, Inc.
                  2500 York Road
                  Jamison, PA  18929
                  Attention: Legal Department
                  Telecopier No.:  215-488-5010

     15. Submission to Jurisdiction. Borrower hereby consents to the jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to Lender's election, any actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder may be litigated in such courts, and Borrower waives any objection which it may have based on lack of personal jurisdiction, improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 14. Nothing contained in this Section 15 shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction.

     16. Fees, Costs and Expenses. Borrower shall pay upon demand all costs and expenses incurred by Lender in connection with the enforcement of the Loan Documents and the DVI Indebtedness, including, without limitation, all reasonable legal fees and costs.

     17. Limitation of Interest to Maximum Lawful Rate. In no event shall the rate of interest payable hereunder exceed the maximum rate of interest permitted to be charged by applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to Borrower. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Lender may determine. If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the said sums outstanding shall be refunded in cash by Lender. Any such crediting or refund shall not cure or waive any default by Borrower hereunder. Borrower agrees, however, that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including, without limitation, late charges, loan fees and expenses are and shall be deemed to the extent permitted by law to be late charges, loan fees or expenses, as applicable, and not interest.

     18. Law Governing. This Note has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth (without giving effect to any principles of conflicts of law).

     19. Assignment or Sale by Lender. Lender may sell, assign or participate all or a portion of its interest in this Note and/or any of the Loan Documents and in connection therewith may make available to any prospective purchaser, assignee or participant any information relative to Borrower and/or any Guarantor in its possession.

     20. No Assignment by Borrower. Borrower may not assign any of its rights hereunder without the prior written consent of Lender, and Lender shall not be required to lend hereunder except to Borrower as it presently exists.

     21. Binding Effect. This Note and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     22. Modifications. No modification of this Note or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

     23. JURY TRIAL WAIVER. BORROWER AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER ANY OF THE LOAN DOCUMENTS OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER OR LENDER WITH RESPECT TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER AND LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THE LOAN DOCUMENTS MAY FILE AN ORIGINAL

COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

     24. Effect of Amendment. This Note, together with that certain Amended and Restated Secured Promissory Note of even date given by Borrower to Lender in the original principal amount of Five Million Dollars ($5,000,000.00) amends and restates, but does not repay or satisfy, Borrower's obligations under that certain Secured Promissory Note (DVI Contract No. 003-9805633-70_) dated July 30, 1999.

     25. CONFESSION OF JUDGMENT. EACH BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR THAT BORROWER AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER IN ANY ACTION BROUGHT AGAINST BORROWER ON THIS NOTE OR THE LOAN DOCUMENTS AT THE SUIT OF LENDER, WITH OR WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE UNPAID OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AND ALL OTHER SUMS TO BE PAID BY BORROWER TO OR ON BEHALF OF LENDER PURSUANT TO THE TERMS HEREOF OR OF THE LOAN DOCUMENTS AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH ALL COSTS AND OTHER EXPENSES AND AN ATTORNEY'S COLLECTION COMMISSION OF FIVE PERCENT (5%) OF THE AGGREGATE AMOUNT OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN $5,000.00; AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE HEREUNDER. EACH BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE AND THAT IT KNOWINGLY WAIVES ITS RIGHT TO BE HEARD PRIOR TO THE ENTRY OF SUCH JUDGMENT AND UNDERSTANDS THAT, UPON SUCH ENTRY, SUCH JUDGMENT SHALL BECOME A LIEN ON ALL REAL AND PERSONAL PROPERTY OF BORROWER IN THE COUNTY WHERE SUCH JUDGMENT IS ENTERED AND THAT EXECUTION MAY IMMEDIATELY BE ISSUED ON THE JUDGMENT TO GARNISH, LEVY ON OR ATTACH ANY PERSONAL PROPERTY OF BORROWER.

     26. Nature of Obligations. The obligations of each Borrower under this Note are joint and several. Lender may proceed against any Borrower for the entire amount due hereunder, and each Borrower waives any right it may have to compel Lender to proceed against any other Borrower or any of the Collateral.

     IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.

                               SCHICK TECHNOLOGIES, INC., a New York corporation

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               SCHICK TECHNOLOGIES, INC., a Delaware Corporation

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               DVI FINANCIAL SERVICES INC.

                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------